UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTRAOP MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTRAOP MEDICAL CORPORATION
570 Del Rey Avenue
Sunnyvale, California 94085

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on January 12, 2010

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Intraop Medical Corporation, a Nevada corporation, will be held at our offices at 570 Del Rey Avenue, Sunnyvale, California 94085, at 9:00 a.m. (local time) on January 12, 2010, for the following purposes:

1.  To elect six (6) members of the Board of Directors for terms expiring at the 2011 annual meeting of stockholders. The Company’s Board of Directors intends to present the following nominees for election as directors:

Oliver Janssen
John Powers
Keith Jacobsen
Stephen L. Kessler
Greg Koonsman
Rawleigh Ralls

2.  To ratify the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010.

3.  To transact such other business as may properly come before the annual meeting or any adjournments thereof.

These business items are more fully described in the Proxy Statement accompanying this Notice.

The close of business on November 16, 2009 has been fixed as the date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ J.K. Hullett
J.K. Hullett, Secretary
Intraop Medical Corporation

Sunnyvale, California
Dated:  December 10, 2009

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

INTRAOP MEDICAL CORPORATION
570 Del Rey Avenue
Sunnyvale, California 94085

PROXY STATEMENT
for the
Annual Meeting of Stockholders
To Be Held on January 12, 2010

GENERAL INFORMATION
ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement contains information about Intraop Medical Corporation’s annual meeting of stockholders to be held on January 12, 2010, or at any adjournments thereof, for the purposes set forth herein and in the foregoing notice. This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting. The Company intends to mail these proxy materials on or about December 11, 2009 to all stockholders of record entitled to vote at the annual meeting.

On November 6, 2009, the Company effected a reverse split of the issued and outstanding shares of our common stock, whereby each 50 shares of common stock was combined into one share of common stock. All information contained in this proxy statement relating to common stock and options and warrants to purchase common stock have been adjusted retroactively to reflect the effect of this reverse stock split.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Intraop Medical Corporation (sometimes referred to as the “Company” or “IntraOp”) is soliciting your proxy to vote at the 2010 annual meeting of stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

How do I attend the annual meeting?

The meeting will be held on Tuesday, January 12, 2010 at 9:00 a.m. local time at our offices at 570 Del Ray Avenue, Sunnyvale, California 94085. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on November 16, 2009 will be entitled to vote at the annual meeting. On this record date, there were 7,855,894 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on November 16, 2009 your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 16, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

1.

How many votes do I have?

Each stockholder of record at the close of business on the November 16, 2009 is entitled to one vote for each share then held on each matter submitted to a vote of the stockholders at the annual meeting.

What constitutes a quorum?

The attendance, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares entitled to vote represented in person or by proxy at the annual meeting. Under applicable Nevada state law, if a quorum exists, action on a matter other than the election of directors is approved if a majority of shares voting at the annual meeting in person or by proxy votes in favor of the proposed action.

Our bylaws provide that, in the event that a quorum does not exist at a stockholder meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

What vote is required for each proposal?

Proposal 1: Election of Directors. The six nominees for director who receive the most votes cast by holders of our common stock at the annual meeting will be elected.

Proposal 2: Ratification of the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm. Current law does not require stockholder ratification of the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm. However, we are submitting the selection of PMB Helin Donovan, LLP to you for ratification as a matter of good corporate practice. If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain PMB Helin Donovan, LLP. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent registered public accounting firms at any time during the year if we determine that such a change would be in the best interests of the Company and its stockholders.

What are the recommendations of the Board of Directors?

The Board of Directors of the Company has unanimously approved both of the proposals we are submitting to you:

--	Election of the named nominees for director; and

--	Ratification of the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” the nominees for director, and “FOR” ratification of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010.

How do I vote by proxy?

A form of proxy is enclosed for your use at the annual meeting. Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote at the annual meeting. When such proxy is properly executed and returned, the shares it represents will be voted at the annual meeting, in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to exercise, will be voted for the election of the nominees for directors named herein, unless authority to vote is withheld, and in favor of the other proposal stated in the notice of annual meeting and described in this proxy statement.

May I change my vote after I return the proxy card?

The grant of a proxy does not preclude a stockholder from voting in person at the annual meeting. If you are the record holder of your shares, you may revoke a proxy at any time prior to its exercise by: (i) filing with the Company’s Corporate Secretary a duly executed revocation of proxy; (ii) submitting a duly executed proxy to the Company’s Corporate Secretary bearing a later date, prior to the stockholder meeting; or (iii) appearing at the annual meeting and voting in person; however, attendance at the annual meeting will not in and of itself constitute revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions that you receive from your broker to change your instructions.

2.

What happens if I do not vote?

If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

May I vote in person?

Yes. If you are a registered holder of IntraOp shares, meaning that your shares are not held in “street name” through a broker or bank, you may attend the annual meeting of stockholders and vote your shares in person, rather than signing and returning your proxy card. If your shares are held in “street name,” you must get a proxy from your broker or bank to attend the annual meeting and vote.

Do I need to attend the annual meeting in person?

No. You do not have to attend the annual meeting to vote your shares of common stock. If you mail your completed, dated and signed proxy card in the enclosed return envelope, your shares will be voted at the annual meeting of stockholders without you attending the annual meeting in person.

Who will pay the costs of solicitation of proxies?

The accompanying proxy is solicited by and on behalf of the Board of Directors, and the entire cost of such solicitation will be borne by us. In addition, our directors and officers and employees may, without additional compensation, solicit proxies for stockholders by mail, telephone, facsimile, or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

Will there be any other matters considered at the annual meeting?

The annual meeting is called for the specific purposes set forth in the notice of annual meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the annual meeting. At the date of this proxy statement the only matters which management intends to present, or is informed or expects that others will present for action at the annual meeting, are those matters specifically referred to in such notice. As to any matters which may come before the annual meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

3.

When are stockholder proposals due for next year’s annual meeting?

If you wish to submit a proposal to be included in our proxy statement for consideration at our 2011 annual meeting, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and proxy materials, we must receive your proposal no later than August 13, 2010.

If you intend to present a proposal at our 2011 annual meeting, but you do not intend to have it included in our 2011 proxy statement, your proposal must be delivered to the Corporate Secretary of the Company no later than October 27, 2010.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of fiscal 2010.

Who can help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you may have questions, including the procedures for voting your shares, you should contact:

Intraop Medical Corporation
570 Del Rey Avenue
Sunnyvale, California 94085
Attention: Corporate Secretary
Telephone No.: (408) 636-1020

What proxy materials are available on the internet?

The letter to stockholders, proxy statement and annual report are available at www.shareholdermaterial.com/IntraOp.

4.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors recommends the election as directors of the nominees listed below, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Each nominee for election is currently a member of the Board of Directors and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unavailable to serve. The persons named in the enclosed form of proxy card will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If at the time of the annual meeting of stockholders the nominee named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy card will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. It is our policy to encourage nominees for directors to attend the annual meeting. We did not have an annual meeting during 2009.

Lacuna Hedge Fund, LLLP (“Lacuna”) has the right to nominate four designees for election to the Board of Directors so long as Lacuna and certain other investors and their respective affiliates continue to beneficially own on a collective basis at least 50% of the number of shares of common stock and shares of common stock underlying the warrants acquired by them pursuant to a sale of common stock in August and October, 2007. Lacuna has nominated Messrs. Janssen, Koonsman, Powers, and Ralls for election to the Board of Directors.

A stockholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Corporate Secretary of the Company.

The following table sets forth certain information as of December 1, 2009 concerning our directors:

Name	Age	Current Position(s) With IntraOp

Oliver Janssen (2),(3)	46	Chairman and Director

John Powers (3)	48	Chief Executive Officer and Director

Keith Jacobsen (1)	65	Director

Stephen L. Kessler (1)	66	Director

Greg Koonsman	45	Director

Rawleigh Ralls (1),(2)	47	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Governance Committee

Oliver Janssen has served as our Chairman of the Board of Directors and a member of the Board of Directors since August 2007. Since October 2008, Mr. Janssen has been Chief Executive Officer of eIQ Energy, Inc., a venture-backed developer of DC power electronics used to optimize the performance and reliability of solar photovoltaic installations. Prior to joining eIQ, Mr. Janssen was a Managing Director of Hultquist Capital LLC, a San Francisco strategic and financial advisory services company, since its founding in 1995. Prior to 1995, he was a Vice President with Bridgemere Capital, Inc., a San Francisco financial advisory services firm. In addition, Mr. Janssen was on the Board of Directors of Noah Precision Holdings, Inc., a maker of thermoelectric temperature control systems, during its acquisition by Advanced Energy Industries, Inc. Mr. Janssen received a Master’s Degree in International Management from the Thunderbird School of Global Management in Phoenix, Arizona and a B.A. degree in English from Kenyon College.

John P. Powers has served as our President and Chief Executive Officer and a member of the Board of Directors since August 2007. Prior to joining the Company, from February 2007 to August 2007, Mr. Powers served as President of John P. Powers & Associates, a professional services company focused on product placement and positioning, contract negotiations, consultation, and training for sales and program management. Mr. Powers was the Chief Executive Officer of VelociTel, Inc. from March 2002 to August 2005, and the Vice President and General Manager of metroPCS, Los Angeles from August 2005 to February 2007. Mr. Powers also held the position of Senior Director of Operations and Worldwide Ancillary Service at Motorola beginning in May 1994, before joining Crown Castle International in January 1999 as Vice President of Business Development and Marketing. Mr. Powers has a B.S. degree in marketing from the University of Illinois in Champaign-Urbana.

5.

Keith Jacobsen has served as a member of the Board of Directors since June 2005. Prior to his retirement in 1999, Mr. Jacobsen accumulated over 30 years senior executive experience in the transportation industry, including: Chief Executive Officer and Chief Financial Officer of Nedlloyd Holdings USA, Chief Financial Officer of Nedlloyd Lines USA, Chief Financial Officer of Associated Freight Lines, and executive positions at American President Companies.  He has served as Treasurer of the City of Orinda and was a highly decorated First Lieutenant in the U.S. Army. He holds B.S. and M.B.A. degrees from the University of California, Berkeley.

Stephen L. Kessler has served as a member of the Board of Directors since December 2005. Mr. Kessler served most recently as Chief Financial Officer for the Metropolitan Transportation Authority, or MTA, of New York from April 2004 through July 2005. Prior to the MTA, Mr. Kessler served as a management consultant through the Financial Executives Consulting Group, LLC, in Connecticut, from November 2001 through March 2004. Previously, Mr. Kessler served as Chief Financial Officer for Versaware Inc. and EverAd Inc. from July 1999 through August 2001. Prior to these positions, Mr. Kessler served as Senior Vice President, Finance and Administration for the McGraw-Hill Companies’ Construction Information Group, from February 1995 through July 1999. Before McGraw-Hill, Mr. Kessler held Chief Financial Officer and other senior management positions at Prodigy Services Company (a joint venture of IBM and Sears), Georgia Pacific Corporation, PepsiCo, and Westinghouse Electric Corporation, from 1967 through 1995. Mr. Kessler received an M.B.A. degree in finance from the University of Chicago Graduate School of Business and a B.S. degree in industrial management from Carnegie Mellon University.

Greg Koonsman has served as a member of the Board of Directors since August 2007. Mr. Koonsman is co-founder and senior partner in VMG Health. VMG Health is a valuation and financial advisory firm that specializes exclusively in the healthcare services sector. From August 1995 to September 2006, Mr. Koonsman was also co-founder and director in Practice Performance, Inc., a business outsourcing provider to surgical specialists. Practice Performance, Inc was merged with MedSynergies, Inc. in September of 2006. Prior to founding VMG Health, Mr. Koonsman began his healthcare financial advisory career with Ernst & Young. Mr. Koonsman worked for Bell Helicopter/Textron from 1987 to 1990 as an engineer on the V-22 Tilt Rotor program. Mr. Koonsman received an M.B.A. degree from The University of Dallas and a B.S. degree in Aerospace Engineering from Texas A&M University. Mr. Koonsman is a Chartered Financial Analyst and a member of the American Society of Appraisers and the Federated Ambulatory Surgery Association. He speaks frequently on the subject of healthcare business valuation and was a co-author of “Financial Valuation, Applications and Models” published by Wiley.

Rawleigh Ralls has served as a member of the Board of Directors since August 2007. For more than 15 years, Mr. Ralls has been an active investor in both the private and public markets. After receiving an M.B.A. degree from Southern Methodist University, he spent eight years with Goldman Sachs’ Private Client Services group in Dallas. Mr. Ralls then co-founded Precept Capital Management in 1998 with two partners before selling his stake in September 2000. Since that time, Mr. Ralls has held several board positions including: Netidentity.com, as Chairman from 1999 until June 2006; @Last Software, as a director from 1999 until March 2006; Knowledge Factor Inc., as a director from June 2006 until present; Savoya, LLC, as a director from November 2003 to present; Concept3d, as a director from October 2006 until present; and Tucows Inc. as a director from May 2009 to present. In October 2006, Mr. Ralls co-founded a new Boulder-based investment management company with several partners, and serves as a managing director. This firm, Lacuna LLC, invests in and assists the development of promising early-stage enterprises in both the private and public markets. Mr. Ralls received an undergraduate degree in chemical engineering from the University of Arkansas, and his early work experience included jobs with AT&T, Exxon and GE.

Our officers are appointed by and serve at the discretion of the Board of Directors. No family relationships exist among our directors or executive officers.

6.

Required Vote

The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR

7.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

The Board of Directors believes that there should be a majority of independent directors on the Board of Directors. The Board of Directors also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer, as directors. The current Board members include four independent directors, one director affiliated with our largest stockholder and one member who is an officer of the Company.

Each of our directors, other than Mr. Powers and Mr. Ralls, qualifies as “independent” in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to us and our management.

The primary responsibilities of the Board of Directors are oversight, counseling and direction to our management in the long-term interests of the Company and its stockholders. The Board of Directors and its committees meet throughout the year on a periodic basis, and also hold annual meetings and act by written consent from time to time as appropriate. The Board of Directors has delegated various responsibilities and authority to different Board committees as described in this section of the proxy statement. Committees regularly report on their activities and actions to the full Board. Board members have access to all of our employees outside of Board meetings.

During the fiscal year ended September 30, 2009, there were three meetings of the Board of Directors. During their terms of service, each board member except Mr. Ralls attended all of the meetings of the Board of Directors and all of the committees of the Board of Directors on which he served. Mr. Ralls attended the regular meetings of the Board of Directors held during the fiscal year ended September 30, 2009, but was unable to attend three meetings of the Audit Committee that were held during the fiscal year.

Communications from Stockholders to the Board of Directors

The Board of Directors recommends that stockholders initiate any communications with the Board of Directors in writing and send them in care of the Corporate Secretary. Stockholders can send communications by fax to (408) 636-0022 or by mail to Corporate Secretary, Intraop Medical Corporation, 570 Del Rey Avenue, Sunnyvale, CA 94085. This process will assist the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board of Directors has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board of Directors has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Selection of Nominees for the Board of Directors

The Board of Directors considers candidates for Board membership suggested by its members as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate.

Once the Board of Directors has identified a prospective nominee, it considers such relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board of Directors determines whether to interview the prospective nominee, and if warranted, one or more independent members of the Board of Directors and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the majority of the independent members make a recommendation to the full Board as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of such independent members.

8.

Nominating and Governance Committee

The Nominating and Governance Committee was established on April 6, 2005. The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors. The current members of the Nominating and Governance Committee as of December 1, 2009 are Oliver Janssen and John Powers. Only Mr. Janssen is “independent,” as defined by IntraOp policy and NASDAQ listing standards. A copy of the Nominating and Governance Committee charter is attached as Appendix A to this proxy statement. The Nominating and Governance Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors and recommends corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company. The Nominating and Governance Committee is responsible for reviewing with the Board of Directors from time to time the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board of Directors. This assessment includes numerous factors such as understanding of and achievements in manufacturing, technology, finance and marketing. These factors, and any other qualifications considered useful by the Committee, are reviewed in the context of an assessment of the perceived needs of the Board of Directors at a particular point in time. The Nominating and Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. The Nominating and Governance Committee establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and also nominates officers for election by the Board of Directors. The Nominating and Governance Committee did not meet during the fiscal year ended September 30, 2009.

Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In general, candidates for nomination to the Board of Directors are suggested by Board members or by our management employees. In fiscal 2009, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates. The Nominating and Governance Committee will consider candidates proposed by stockholders. The Committee evaluates candidates proposed by stockholders using the same criteria as for other candidates. A stockholder seeking to recommend a prospective nominee for the Nominating and Governance Committee’s consideration should submit the candidate’s name and qualifications to the Corporate Secretary by fax to (408) 636-0022 or by mail to Corporate Secretary, Intraop Medical Corporation, 570 Del Rey Avenue, Sunnyvale, California 94085.

Compensation Committee

The Compensation Committee was established on April 6, 2005. The current members of the Compensation Committee as of December 1, 2009 are Oliver Janssen and Rawleigh Ralls, neither of whom is an employee of the Company. Only Mr. Janssen is “independent,” as defined by IntraOp policy and NASDAQ listing standards. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation of executive officers and granting of options and stock awards. A copy of the Compensation Committee charter is attached as Appendix B to this proxy statement. The Compensation Committee did not meet during the fiscal year ended September 30, 2009.

Audit Committee

The Audit Committee was established on April 6, 2005, and its members were appointed on August 8, 2005. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Compensation charter is attached as Appendix C to this proxy statement. The responsibilities of the Audit Committee are contained in the Audit Committee charter. The current members of the Audit Committee as of December 1, 2009 are Keith Jacobsen, Steve Kessler, and Rawleigh Ralls. All current members of the Audit Committee, except Mr. Ralls, are “independent,” as defined by IntraOp policy and NASDAQ listing standards. Mr. Ralls is not independent due to his relationship with our largest stockholder. Even though he is not independent, the Board of Directors believes that it is appropriate for Mr. Ralls to sit on the Audit Committee given his affiliation with our largest stockholder. The Board of Directors has also determined that both Mr. Jacobsen and Steve Kessler can be considered “audit committee financial experts” as defined under the Securities Act of 1934, as amended. The Audit Committee met three times during the fiscal year ended September 30, 2009.

9.

Report of the Audit Committee

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company.

The Audit Committee charter, adopted by the Board of Directors on April 6, 2005, sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit Committee charter is attached as Appendix C to this proxy statement.

Pursuant to the charter, the Audit Committee has the following responsibilities:

●	Monitor the preparation of quarterly and annual financial reports;

●	Review the adequacy of internal control systems and financial reporting procedures with management and the Company’s independent registered public accounting firm;

●	Appoint or replace the Company’s independent registered public accounting firm; and

●	Review the general scope of the annual audit and the fees charged by the Company’s independent registered public accounting firm.

In discharging its oversight responsibility the Audit Committee has met and held discussions with management and PMB Helin Donovan, LLP, the independent registered public accounting firm for the Company for the fiscal year ended September 30, 2009. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with PMB Helin Donovan, LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended or modified.

The Audit Committee also obtained from PMB Helin Donovan, LLP a formal written statement describing all relationships between the Company and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with PMB Helin Donovan, LLP any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the independence of PMB Helin Donovan, LLP for the fiscal year ended September 30, 2009.

Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of our audited consolidated financial statements on Form 10-K for the fiscal year ended September 30, 2009 in our Annual Report for filing with the Securities and Exchange Commission.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. the Company’s independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company’s financial statement has been carried out in accordance with generally accepted auditing standards or that our company’s independent registered public accounting firm are in fact “independent.”

10.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

AUDIT COMMITTEE

Keith Jacobsen
Stephen J. Kessler
Rawleigh Ralls

Code of Ethics

We have adopted a code of personal and business conduct and ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The code of personal and business conduct and ethics is filed as an exhibit to our Annual Report on Form 10-K.

11.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected PMB Helin Donovan, LLP as our principal accountant for the fiscal year ending September 30, 2010 and has further directed that management submit the selection of the principal accountant for ratification by the stockholders at the annual meeting. The audit committee recommended the appointment of PMB Helin Donovan, LLP to the Board of Directors. PMB Helin Donovan, LLP has acted as our principal accountant starting with fiscal year 2005. Representatives of PMB Helin Donovan, LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the votes cast on this proposal in person or by proxy at the annual meeting of stockholders is required to ratify the selection of our independent registered public accounting firm. Stockholder ratification of the selection of PMB Helin Donovan, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of PMB Helin Donovan, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PMB HELIN
DONOVAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Principal Accountant Fees and Services

(1)       Audit Fees. The aggregate fees billed to us for the years ended September 30, 2009 and September 30, 2008 for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q were $84,750 and $87,153, respectively.

(2)       Audit-Related Fees. There were no fees billed to us for the years ended September 30, 2009 and September 30, 2008 for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Item (1) above.

(3)       Tax Fees. The aggregate fees billed to us for the years ended September 30, 2009 and September 30, 2008 for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning were $26,517 and $21,270, respectively.

(4)       All Other Fees. There were no other fees billed to us for the years ended September 30, 2009 and September 30, 2008 for products and services provided by our principal accountant, other than the services reported in Items (1) through (3) above.

Our audit committee pre-approves all auditing and tax services to be provided by our principal accountant on an annual basis prior to entering into an engagement with our principal accountant for such services. All other non-audit services, if any, must be pre-approved by our audit committee on a case by case basis. All services described in Items (1) through (4) above for the fiscal year ended September 30, 2009, were pre-approved by our audit committee.

All of the hours expended on our principal accountant’s engagement to audit our financial statements for the fiscal year ended September 30, 2009 were attributed to work performed by our principal accountant’s full time, permanent employees.

12.

EXECUTIVE OFFICERS

The following table gives certain information about our executive officers as of December 1, 2009:

Name	Age	Position

John Powers	48	President, Chief Executive Officer and Director

Richard A. Belford	58	Vice President, Quality Assurance, Regulatory Affairs

Donald A. Goer, Ph.D.	66	Chief Scientist

Winfield Jones	34	Vice President, Sales and Marketing

J.K. Hullett	46	Chief Financial Officer and Secretary

John P. Powers has served as our President and Chief Executive Officer and a member of the Board of Directors since August 2007. Prior to joining the Company, from February 2007 to August 2007, Mr. Powers served as President of John P. Powers & Associates, a professional services company focused on product placement and positioning, contract negotiations, consultation, and training for sales and program management. Mr. Powers was the Chief Executive Officer of VelociTel, Inc. from March 2002 to August 2005, and the Vice President and General Manager of metroPCS, Los Angeles from August 2005 to February 2007. Mr. Powers also held the position of Senior Director of Operations and Worldwide Ancillary Service at Motorola beginning in May 1994 before joining Crown Castle International in January 1999 as Vice President of Business Development and Marketing. Mr. Powers has a B.S. degree in marketing from the University of Illinois in Champaign-Urbana.

Richard A. Belford, Vice President, Quality Assurance, Regulatory Affairs. Mr. Belford joined Intraop Medical, Inc., our predecessor, in August 1998, and has over 30 years of quality assurance and regulatory affairs experience within the medical device industry. For the past eight years, he has served as our Director of Quality Assurance and Regulatory Affairs. In his current capacity, he has responsibility for overseeing all aspects of the Company’s quality programs and worldwide regulatory compliance. He received his B.A. degree in electronics, with a minor in business administration, from University of California, San Francisco, and has had extensive quality and regulatory assurance training as a member of the American Society for Quality and the Regulatory Affairs Professional Society.

Donald A. Goer, Ph.D., Chief Scientist. Dr. Goer is a co-founder of Intraop Medical, Inc., our predecessor, where he served as Chief Executive Officer, President and a director until Intraop Medical, Inc.’s merger into the Company in February 2005. From February 2005 until August 2007, Dr. Goer served as our Chief Executive Officer, President and a director of the Company before assuming his current role as Chief Scientist. He is a recognized expert on linear accelerator technology and is the author of a number of articles on the subject, including the chapter on radiation therapy linear accelerators for the Encyclopedia of Medical Devices and Instrumentation. After post-doctoral study in metallurgical engineering, Dr. Goer joined Varian Associates, a scientific device manufacturer. Dr. Goer has more than thirty years experience in the sales, marketing and product development of linear accelerators. From 1977 through 1985, Dr. Goer was responsible for the product development of Varian’s cancer therapy equipment. Between 1985 and 1990, Dr. Goer was responsible for market development and strategic planning at Varian. Dr. Goer’s last position at Varian was Manager of Sales Operations with principal responsibilities in the international market. In 1991, Dr. Goer joined Schonberg Research Corporation as President. In 1991, Dr. Goer also assisted in founding Accuray Incorporated, a medical company providing dedicated accelerators for radiosurgery. The accelerator guide, a key component of Mobetron, is manufactured by Accuray Incorporated. Dr. Goer received his Ph.D. in physics from The Ohio State University.

13.

Winfield (Wink) Jones, Vice President, Sales and Marketing, Mr. Jones is currently our Vice President of Marketing.  He joined the Company as a consultant in October 2007. From October 2006 until September 2007, Mr. Jones was the Chief Executive Officer of concept3D, Inc, a 3-dimensional computer modeling services company he founded. In addition, Mr. Jones is a founding and managing partner at Lacuna, LLC, a Boulder, Colorado based financial management company founded in August 2006 that manages both a venture capital fund and a hedge fund. Prior to his involvement with the Lacuna funds, Mr. Jones was Chief Operating Officer of the internet services provider NetIdentity from 2003 until its acquisition in June 2006.

J.K. Hullett, Chief Financial Officer and Secretary. Mr. Hullett was hired as our Chief Financial Officer in November 2008. Prior to that, Mr. Hullett served from 2000 to 2003 as Chief Executive Officer and Chief Financial Officer of NetIdentity, a company that provides personalized email addresses and web hosting services. From 2004 to 2006, Mr. Hullett served as Chief Financial Officer of @Last Software, Inc., a 3d design software company that Google, Inc. acquired in March 2006. From 2006 to present, Mr. Hullett has served as limited partner and principal of Lacuna Venture Fund, LLLP and Lacuna Hedge Fund LLLP and Chief Financial Officer of Mocapay, Inc., a company specializing in mobile payment at the point of sale. Mr. Hullett holds an M.B.A. degree from the University of Texas, Austin.

14.

EXECUTIVE COMPENSATION

Summary Compensation Table

                The following table provides information concerning the compensation received for services rendered to the Company in all capacities during the fiscal years ended September 30, 2009 and September 30, 2008, by our Chief Executive Officer and our two other most highly compensated executive officers for the fiscal year ended September 30, 2009 (the “Named Executive Officers”).

Name and principal position	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	All Other Compensation ($)	Total ($)
John Powers, President and Chief Executive Officer	2009	$185,000	—	—	—	$185,000
	2008	142,320	$64,000(2)	$3,299,400(3)	—	3,505,720
Donald A. Goer, Chief Scientist	2009	186,647	—	—	—	186,647
	2008	186,134	—	380,514(4)	—	566,648
J.K. Hullett Chief Financial Officer	2009	111,757	—	50,400(5)	$23,923(6)	186,080
	2008	—	—	—	—	—

(1)            Amounts were calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payments.” Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting. See Note 8 of the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009 regarding assumptions underlying the valuation of option awards.

(2)           Represents a signing bonus awarded to Mr. Powers in November 2007.

(3)           Represents options to purchase 366,600 shares of our common stock awarded to Mr. Powers in November 2007. Such options have an exercise price of $9.00 per share, and vest in equal quarterly installments over 48 months. In the event that the Company is subject to certain change of control transactions, the vesting of any unvested options will be accelerated in full.

(4)           Includes options to purchase 42,279 shares of our common stock awarded to Dr. Goer in November 2007 with an exercise price of $9.00 per share, 1,510 of which vested upon issuance, 2,012 of which vested on January 1, 2008 and the remainder of which vest in equal monthly installments over 33 months. Also includes 3,800 fully vested options that were granted to Dr. Goer in November 2007 in replacement of vested options having an exercise price of between $27.50 and $68.75 per share that were cancelled concurrently with such grant.

(5)           Represents options to purchase 36,000 shares of our common stock awarded to Mr. Hullett in February 2009, of which 25% were vested on the date of grant and the remainder vested in equal installments over the next nine months.

(6)           Represents reimbursement of expenses incurred by Mr. Hullett in commuting from his home to the Company’s headquarters in Sunnyvale, California.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Mr. Powers, our President and Chief Executive Officer, has an employment agreement with us that provides for an annual base salary in fiscal 2010 of $185,000, annual incentive bonus compensation of up to 100% of his base salary upon attainment of goals agreed to by Mr. Powers and the Board of Directors and an annual salary increase of not less than the lesser of 5% or the percent change in the Consumer Price Index. Mr. Powers is also entitled to a severance payment equal to six months of his base salary and a pro-rated bonus in the event that his employment with us is terminated by us without cause. In the event that the Company is subject to certain change of control transactions, the vesting of any unvested options that were granted to Mr. Powers in November 2007 will be accelerated in full.

15.

Dr. Goer, our Chief Scientist, has an employment agreement with us that currently provides for an annual salary of $184,000. In addition, Dr. Goer will receive a severance payment equal to one year’s salary in the event we terminate his employment without cause. The agreement automatically renews for successive one-year periods unless either party gives prior written notice of termination at least 60 days prior to the end of the then current one-year term.

Outstanding Equity Awards as of September 30, 2009

                The following table sets forth information concerning unexercised options outstanding for each Named Executive Officer as of September 30, 2009:

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
John Powers	160,388	206,212(1)	$9.00	11/23/2017
Donald A. Goer	27,012	15,267(2)	9.00	11/23/2017
	1,000	—	9.00	6/22/2010
	500	—	9.00	4/26/11
	500	—	9.00	10/1/2011
	400	—	9.00	10/1/2012
	300	—	9.00	9/30/2013
	300	—	9.00	9/30/2014
	800	—	9.00	12/7/2015
J.K. Hullett	33,000	3,000(3)	1.40	2/2/2019

(1)           These options vest in equal quarterly installments over 48 months. In the event that the Company is subject to certain change of control transactions, the vesting of these options will be accelerated in full.

(2)           These options vest in equal monthly installments over 33 months.

(3)           These options vest in equal monthly installments over 12 months.

Director Compensation for the Fiscal Year Ended September 30, 2009

                The following table sets forth information concerning compensation paid to our non-employee directors during fiscal year 2009:

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Oliver Janssen (1)	$8,333	$15,000(2)	$23,333
Keith Jacobsen (3)	7,500	—	7,500
Stephen L. Kessler (4)	7,500	—	7,500
Greg Koonsman (5)	7,500	—	7,500
Rawleigh Ralls (6)	7,500	—	7,500
Michael Friebe (7)	3,750	—	3,750

16.

(1) As of September 30, 2009, Mr. Janssen had outstanding options to purchase 5,000 shares of our common stock.

(2) Represents consulting fees earned by Mr. Janssen for his role in advancing our financing strategy. We have agreed to pay Mr. Janssen a fee of $7,500 for each month in which he provides such services. Mr. Janssen has agreed to forgo the pro rata portion of his director fees during any month in which he is also receiving these consulting fees.

(3) As of September 30, 2009, Mr. Jacobsen had outstanding options to purchase 12,174 shares of our common stock.

(4) As of September 30, 2009, Mr. Kessler had outstanding options to purchase 10,579 shares of our common stock.

(5) As of September 30, 2009, Mr. Koonsman had outstanding options to purchase 5,000 shares of our common stock.

(6) As of September 30, 2009, Mr. Ralls had outstanding options to purchase 5,000 shares of our common stock.

(7) Dr. Friebe resigned as a director on March 30, 2009. As of September 30, 2009 he had no outstanding option awards.

Director Compensation Policy

Each member of the Board of Directors that is not an employee of the Company is entitled to a cash payment of $7,500 per year of service to the Board. Mr. Janssen is entitled to an additional payment of $2,500 per year for his service as chairman of the Board of Directors. Directors do not receive additional compensation for their service on committees of the Board of Directors. Our directors who are employees of the Company do not receive any additional compensation for serving on the Board of Directors.

17.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended September 30, 2009, we have entered into the following transactions with our directors, executive officers and/or beneficial owners of 5% or more of our common stock (or the members of the immediate family of such persons) in which the amount involved exceeds one percent of the average of our total assets at year end for the last two completed fiscal years:

Promissory Notes Issued to Dr. Goer

The Company has outstanding promissory notes that are held by Donald Goer, our Chief Scientific Officer. The aggregate amount of principal outstanding under these promissory notes was $119,002 as of September 30, 2009. The Company did not pay any principal or interest on these promissory notes during the fiscal year ended September 30, 2009. These promissory notes are due on demand and bear interest at the rate of 9% per annum.

Debenture Purchase Agreement

On October 3, 2008, the Company entered into a debenture purchase agreement (the “Debenture Purchase Agreement”) with, among others, (i) Encyclopedia Equipment LLC, which is affiliated with Oliver Janssen, who is a director of the Company, and (ii) Lacuna Venture Fund LLLP, which beneficially owns more than 5% of our common stock and is affiliated with Rawleigh Ralls, who is a director of the Company, and J.K. Hullett and Wink Jones, who are officers of the Company. The Debenture Purchase Agreement was subsequently amended on April 9, 2009 and June 30, 2009 to, among other things, add (i) Lacuna Hedge Fund LLLP, which beneficially owns more than 5% of our common stock and is affiliated with Messrs. Ralls, Hullett and Jones, (ii) VMG Holdings II, LLC, which beneficially owns more than 5% of our common stock and is affiliated with Greg Koonsman, who is a director of the Company, and (iii) Mr. Ralls as investors under the Debenture Purchase Agreement. As amended, the Debenture Purchase Agreement provides that the Company may issue up to $5,000,000 aggregate principal amount of our 10% Senior Secured Debentures (the “Debentures”). As of December 10, 2009, the Company has issued an aggregate of $4,600,000 aggregate principal amount of Debentures, which includes $900,000 issued to Lacuna Hedge Fund LLLP, $2,500,000 issued to Lacuna Venture Fund LLLP, $250,000 issued to Encyclopedia Equipment LLC, $200,000 issued to VMG Holdings II, LLC and $250,000 issued to Mr. Ralls. During the fiscal year ended September 30, 2009, the Company paid no principal and an aggregate of $209,112 in interest to these related party purchasers.

As amended, the Debentures pay interest at the rate of 10% per annum, payable monthly in arrears. All outstanding principal and any accrued but unpaid interest is payable in full on the earlier of (i) December 31, 2009 or (ii) the date the Company closes an issuance, or series of issuances, of promissory notes convertible into shares of our common stock with gross aggregate proceeds received by the Company of not less than $6,000,000 (other than pursuant to the Debenture Purchase Agreement). In the event that (i) the Company closes an issuance, or series of issuances, of shares of our preferred stock (the “New Securities”) with gross aggregate proceeds received by the Company of not less than $1,000,000 and (ii) the Debentures have not been paid in full, then the entire outstanding principal balance and all accrued but unpaid interest thereon shall convert at the option of the holder into shares of the New Securities at a conversion price equal to the price per share paid by the investors purchasing the New Securities on the same terms and conditions as given to such investors. Upon the occurrence of certain events of default, the full principal amount of the Debentures, together with all accrued but unpaid interest and late fees thereon, becomes immediately due and payable. The obligations of the Company in respect of the Debentures are secured by a lien on substantially all of the Company’s assets (subject to certain other permitted liens) pursuant to the terms of a security agreement among the Company and the holders of such Debentures.

In connection with the issuance of the Debentures, the Company has issued warrants to purchase an aggregate of 821,419 shares of common stock to the purchasers of such Debentures, which includes warrants to purchase 160,712 shares issued to Lacuna Hedge Fund LLLP, 446,424 shares issued to Lacuna Venture Fund LLLP, 44,642 shares issued to Encyclopedia Equipment LLC, 35,714 shares issued to VMG Holdings II, LLC and 44,642 shares issued to Mr. Ralls. These warrants have a five-year term, subject to early termination upon the occurrence of certain events, and an exercise price of $1.40 per share. Pursuant to the Purchase Agreement, the Company may be obligated to issue warrants to purchase up to an additional 71,428 shares of our common stock to the purchasers of the remaining Debentures that are available for issuance under the Debenture Purchase Agreement.

18.

Promissory Notes Issued to Lacuna Hedge Fund LLLP and Lacuna Venture Fund LLLP

On September 4, 2009, the Company issued promissory notes in a principal amount of $100,000 each to Lacuna Hedge Fund LLLP and Lacuna Venture Fund LLLP. These promissory notes accrued interest at a rate of 5% per annum. The outstanding principal balance on these promissory notes was $200,000 as of September 30, 2009. These promissory notes were repaid in full on October 16, 2009, along with interest in the aggregate amount of $1,083.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, and based solely on a review of the copies of such reports and amendments thereto furnished to us and written representations from the reporting persons that no other reports were required during the fiscal year ended September 30, 2009, we believe that all Section 16(a) filing requirements applicable to the officers, directors and greater than 10% beneficial owners of the Company were complied with during the fiscal year ended September 30, 2009, except that (i) Lacuna Hedge Fund LLLP failed to file four Form 4s relating to four separate acquisitions of warrants to purchase an aggregate of 107,141 shares of our common stock pursuant to the Debenture Purchase Agreement, which filings were completed on November 24, 2009, and (ii) Greg Koonsman, one of our directors, failed to file a Form 4 for an acquisition of warrants to purchase 35,714 shares of our common stock by VMG Holdings II, LLC, which is an affiliate of Mr. Koonsman, pursuant to the Debenture Purchase Agreement.

19.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of December 1, 2009 by: (i) each director; (ii) each of the named executive officers; (iii) all our executive officers and directors as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the address of each beneficial owner listed below is the address of our principal offices, c/o Intraop Medical Corporation, 570 Del Rey Avenue, Sunnyvale, CA 94085.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
VMG Holdings II, LLC(2)	586,857	7.4%
13155 Noel Road, Suite 2400
Dallas, TX 75240

Lacuna, LLC(3)	3,284,530	38.9%
1100 Spruce Street, Suite 202
Boulder, CO 80302

Ellerphund Capital(4)	652,475	8.3%
2616 Hibernia Street
Dallas, TX 75204

Precept Capital Management, L.P.(5)	428,118	5.5%
200 Crescent Court, Suite 1450
Dallas, TX 75201

Named Executive Officers and Directors
Keith A. Jacobsen(6)	24,987	*
Oliver Janssen(7)	381,293	4.7%
Stephen L. Kessler(8)	11,441	*
Gregory S. Koonsman(2)(9)	590,218	7.5%
Rawleigh H. Ralls, IV(10)	48,003	*
Donald A. Goer, Ph.D.(11)	199,624	2.5%
John Powers(12)	206,213	2.6%
J.K. Hullett (13)	36,000	*
All executive officers and directors as a group (10 persons)(14)	1,530,704	18.0%

*     Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 7,855,894 shares outstanding on December 1, 2009, adjusted as required by rules promulgated by the SEC.

(2)
Includes 35,714 shares VMG Holdings II, LLC (“VMG”) has the right to acquire from us within 60 days of December 1, 2009 through the exercise of outstanding warrants. Gregory S. Koonsman acts as the Manager and President of VMG. Mr. Koonsman, by virtue of his position with VMG, may be deemed to have voting and dispositive control over the shares held by VMG.

20.

(3)
Includes 1,577,039 shares held by Lacuna Venture Fund LLLP (“Lacuna Venture”) and 1,127,140 shares held by Lacuna Hedge Fund LLLP (“Lacuna Hedge”). Also includes 160,712 shares and 419,639 shares that Lacuna Venture and Lacuna Hedge, respectively, have the right to acquire from us within 60 days of December 1, 2009 through the exercise of outstanding warrants. Lacuna LLC is the general partner of Lacuna Ventures GP LLLP (“Lacuna Ventures GP”), which is the general partner of Lacuna Venture. Lacuna LLC and Lacuna Ventures GP may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the shares held by Lacuna Venture but disclaim beneficial ownership except to their pecuniary interest therein. Lacuna LLC is also the general partner of Lacuna Hedge GP LLLP (“Lacuna Hedge GP”), which is the general partner of Lacuna Hedge. Lacuna LLC and Lacuna Hedge GP may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the shares held by Lacuna Hedge but disclaim beneficial ownership except to their pecuniary interest therein.

(4)
Includes 359,617 shares held by Ellerphund Ventures II, L.P. (“Ellerphund Ventures”) and 292,858 shares held by Ellerphund IOPM, L.P. (“Ellerphund IOPM”). Ellerphund Capital II, LLC (“Ellerphund Capital”) is the sole general partner of Ellerphund Ventures. Ellerphund Capital III, LLC (“Ellerphund III”) is the sole general partners of Ellerphund IOPM. Marc Eller and Ryan Eller (each an “Eller Person” and, together, the “Eller Persons”) are the sole managers of each of Ellerphund Capital and Ellerphund III. Ellerphund Capital and Ellerphund Ventures may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the shares held by Ellerphund Ventures. Ellerphund Ventures disclaims beneficial ownership of the shares held by any Eller Person other than Ellerphund Ventures and Ellerphund Capital. Ellerphund IOPM and Ellerphund III may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the shares held by Ellerphund IOPM. Ellerphund IOPM disclaims beneficial ownership of the shares held by any Eller Person other than Ellerphund IOPM and Ellerphund III. The Eller Persons may be deemed to have shared power to vote or direct the vote or, and to dispose or direct the disposition of, the shares held by Ellerphund Ventures and Ellerphund IOPM. The Eller Persons disclaim beneficial ownership of the shares held by any Eller Person other than himself, except to the extent of his pecuniary interest therein.

(5)
Precept Capital Management, L.P. (“Precept Capital”) serves as an investment adviser and/or manager to other persons and may be deemed to beneficially own securities owned by other persons. Precept Management LLC (“Precept Management”) is the general partner of Precept Capital and may be deemed to beneficially own securities owned by Precept Capital. D. Blair Baker is the managing member of Precept Management and may be deemed to beneficially own securities owned by Precept Management.

(6)
Includes 1,952 shares held by Keith A. Jacobsen and Susan P. Jacobsen, trustees for the Keith A. Jacobsen and Susan P. Jacobsen Trust. Also includes 10,535 shares Mr. Jacobsen has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options. Mr. Jacobsen’s address is 7 Rustic Way, Orinda, CA 94563.

(7)
Includes 65,243 shares held by Oliver Janssen and Caitlin M. Long. Also includes 190,614 shares Hultquist Capital LLC (“Hultquist”) has the right to acquire from us within 60 days of December 1, 2009 through the exercise of outstanding warrants. Also includes 44,642 shares Encyclopedia Equipment LLC (“Encyclopedia Equipment”) has the right to acquire from us within 60 days of December 1, 2009. Mr. Janssen is a member and managing director of Hultquist and a member of Encyclopedia Equipment and may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the shares held by Hultquist and Encyclopedia Equipment. Mr. Janssen disclaims beneficial ownership of the shares held by Hultquist and Encyclopedia Equipment except to the extent of his pecuniary interest therein. Also includes 3,361 shares Mr. Janssen has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options. Mr. Janssen’s address is One Embarcadero Center, Suite 1140, San Francisco, CA 94111.

(8)
Includes 8,941 shares Mr. Kessler has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options. Mr. Kessler’s address is 115 E. 87th Street, Apartment 25F, New York, NY 10128.

(9)
Includes 551,143 shares held by VMG. Also includes 3,361 shares Mr. Koonsman has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options and 35,714 shares VMG has the right to acquire from us within 60 days of December 1, 2009 through the exercise of outstanding warrants.

(10)
Includes 3,361 shares Mr. Ralls has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options and 44,642 shares Mr. Ralls has the right to acquire within 60 days of December 1, 2009 through the exercise of outstanding warrants. Mr. Ralls’s address is c/o Lacuna, LLC, 1100 Spruce Street, Suite 202, Boulder, CO 80302.

21.

(11)
Includes 158,005 shares held by Donald A. Goer and Henci L. Goer 1989 Family Trust, of which Mr. Goer and Ms. Goer are trustees. Also includes 35,509 shares Mr. Goer has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options and 3,933 shares Mr. Goer has the right to acquire within 60 days of December 1, 2009 through the exercise of outstanding warrants.

(12)	Includes 206,213 shares Mr. Powers has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options.

(13)	Includes 36,000 shares Mr. Hullett has the right to acquire within 60 days of December 1, 2009 through the exercise of vested options.

(14)
Includes shares, options and warrants described in the notes above, as applicable, and held by the Company’s directors and executive officers. Includes an aggregate of 657,751 shares that such persons have the right to acquire within 60 days of December 1, 2009 through the exercise of vested options and warrants.

22.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance as of September 30, 2009:

	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	591,221	$7.71	315,972

Equity compensation plans not approved by security holders	0	$0	0

Total:	591,221	$7.71	315,972

23.

OTHER MATTERS

Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2011 annual meeting of stockholders pursuant to Exchange Act Rule 14a-8 is August 13, 2010.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are IntraOp stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to Intraop Medical Corporation, 570 Del Rey Avenue, Sunnyvale, California 94085, Attention: Corporate Secretary or contact the Company’s Corporate Secretary at (408) 636-1020. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Business

The Board of Directors does not intend to bring any other business before the meeting and, to the knowledge of the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

Annual Report

Together with this proxy statement, we have distributed to each of our stockholders our Annual Report on Form 10-K for the year ended September 30, 2009, which includes the consolidated financial statements of the Company and its subsidiaries. If you have not received a copy of our Form 10-K for the year ended September 30, 2009 we will send you a copy, without charge, upon written request to our Corporate Secretary at the address below.

Corporate Secretary
Intraop Medical Corporation
570 Del Rey Avenue
Sunnyvale, California 94085

In addition, the Securities and Exchange Commission maintains an internet site at www.sec.gov that contains information filed with them.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on January 12, 2010

The proxy statement is available at www.shareholdermaterial.com/IntraOp.

24.

You should rely only on the information contained in this document to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated December 10, 2009. You should not assume that the information contained in this document is accurate as of any date other than the date indicated.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ J.K. Hullett
J.K. Hullett, Secretary
Intraop Medical Corporation

Dated:	December 10, 2009
Sunnyvale, California

25.

APPENDIX A

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

I.	STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Intraop Medical Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of Nasdaq, provided that one director who does not meet the independence criteria of Nasdaq may, subject to the approval of the Board, serve on the Committee pursuant to, and subject to the limitation under, the “exceptional and limited circumstances” exception as provided under the rules of Nasdaq.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.	MEETINGS

The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A-1

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITY

To fulfill its responsibilities and duties hereunder, the Committee shall:

A.   Nominating Functions

1.          Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

2.          Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3.          Consider any nominations of director candidates validly made by stockholders.

4.          Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

B.   Corporate Governance Functions

1.          Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. Such principles shall include director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

2.          Assist the Board in developing criteria for the evaluation of Board and committee performance.

3.          Evaluate the Committee’s own performance on an annual basis.

4.          If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

5.          Review and recommend to the Board changes to the Company’s bylaws as needed.

6.          Develop orientation materials for new directors and corporate governance-related continuing education for all Board members.

7.          Make regular reports to the Board regarding the foregoing.

8.          Review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

9.          Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

A-2

APPENDIX B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

I.      PURPOSE

This Charter specifies the scope of the responsibilities of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Intraop Medical Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to discharge the Board’s responsibilities relating to compensation and benefits of the Company’s executive officers and directors.  In carrying out these responsibilities, the Committee shall review all components of executive officer and director compensation for consistency with the Committee’s compensation philosophy as in effect from time to time.

The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

II.     ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of at least three directors, each of whom shall satisfy the independence requirements of Nasdaq, provided that one director who does not meet the independence criteria of Nasdaq may, subject to approval of the Board, serve on the Committee pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exception as provided under the rules of Nasdaq. A director shall not serve as a member of the Committee if the Chief Executive Officer or another executive officer of the Company serves on the compensation committee of another company that employs that director as an executive officer.

The members shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairman is elected by the Board, the members of the Committee may designate a chairman by the majority vote of the full Committee membership. The Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Committee.

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate, to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any consulting firm used to evaluate director, CEO or executive compensation, and to determine and approve the terms of engagement the fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist in it in performing any duties hereunder shall be borne by the Company.

III.    MEETINGS

The Committee shall meet as often as it deems appropriate, but not less frequently than once each year to review the compensation of the executive officers, directors and other employees of the Company, and otherwise perform its duties under this charter.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. Any actions taken by the Committee during any period in which one or more members fail for any reason to meet the membership requirements set forth above shall be nonetheless duly authorized actions of the Committee for all corporate purposes.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

B-1

IV.   COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

1.
Recommend to the Board for determination all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation. The Chief Executive Officer may not be present during such voting or deliberations.

2.
Develop annual performance objectives and goals relevant to compensation for the  Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives.

3.
Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

4.
Make recommendations to the Board regarding incentive-based or equity-based compensation plans, make recommendations to the Board regarding salaries, incentive and equity awards for other executive officers and employees and oversee the evaluation of management.

5.	Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers.

6.
Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors relative to comparable companies in the Company’s industry.

7.	Review and propose to the Board from time to time changes in director compensation.

8.	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders, in accordance with applicable rules and regulations.

9.	Perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

10.	Make regular reports to the Board of Directors regarding the foregoing.

11.	Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

12.	Review and evaluate the Committee’s own performance on an annual basis.

B-2

APPENDIX C

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.	STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Intraop Medical Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company’s independent auditor, review the performance of the Company’s internal audit function and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market, provided that one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the rules of Nasdaq. In addition, the Committee shall not include any member who:

●     has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years; or

●     accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

●     is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The Nasdaq Stock Market.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management, internal auditors and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

A.   Oversight of the Company’s Independent Auditor

1.          Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

2.          Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

3.          Obtain and review annually a report from the independent auditor describing (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

4.          Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor’s quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

5.          Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

6.          Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting.

7.          Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

8.          Approve as necessary the termination of the engagement of the independent auditor.

9.          Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

10.          Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company’s management.

11.          Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.   Review of Financial Reporting, Policies and Processes

1.          Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.          Review and discuss with management and the independent auditor the Company’s quarterly financial statements.

3.          Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s periodic reports.

4.          Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any “pro forma” or adjusted financial information.

5.          Periodically meet separately with management and with the independent auditor.

6.          Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

7.          Review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation.

8.          To the extent that it deems appropriate, review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

9.          Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

10.          Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

11.          Review any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of alternative GAAP methods on the financial statements.

12.          Review any special audit steps adopted in light of material control deficiencies.

C.   Risk Management, Related Party Transactions, Legal Compliance and Ethics

1.          Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.          Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3.          Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.          Consider and present to the Board for adoption a Code of Conduct for all employees and directors, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

5.          As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

6.          Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

7.          Review with the Company’s general counsel and report to the Board on litigation, material government investigations and compliance with applicable legal requirements and the Company’s Code of Conduct.

8.          Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

9.          Review and reassess the Charter’s adequacy at least annually.

INTRAOP MEDICAL CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 12, 2010

               The undersigned hereby appoints John Powers and J.K. Hullett, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Intraop Medical Corporation (the “Company”) which the undersigned may be entitled to vote at the annual meeting of stockholders of the Company to be held at the Company’s offices at 570 Del Rey Avenue, Sunnyvale, California 94085 on Tuesday, January 12, 2010 at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposal 2, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

-----------------------------------------------------------------------------------------------detach here------------------------------------------------------------------------------------------------------------

The Board of Directors recommends a vote “for” the nominees for director listed below.

Proposal 1:	To elect the directors named below, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

☐	For all nominees listed below (except as marked to the contrary below).	☐	Withhold Authority to vote for all nominees listed below.

Nominees:  Oliver Janssen, John Powers, Keith Jacobsen, Stephen Kessler, Greg Koonsman and Rawleigh Ralls

To withhold authority to vote for any nominee(s), write such nominee(s)’ name(s) below:

The Board of Directors recommends a vote for Proposal 2.

Proposal 2:	To ratify selection of PMB Helin Donovan, LLP as independent registered public accounting firm of the Company for its fiscal year ending September 30, 2010.

☐	For	☐	Against	☐	Abstain

Dated _________________

SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.